Commitment and contingency	6 Months Ended
Jun. 30, 2021
Contingencies [Abstract]
Commitment and contingency

Note 15	Commitment and contingency

Commitment

On July 29, 2021, provisional spectrum licence winners in the 3500 MHz spectrum auction were announced by Innovation, Science and Economic Development Canada. Bell Mobility Inc. (Bell Mobility) secured the right to acquire 271 licences in a number of urban and rural markets for 678 million Megahertz per Population (MHz-Pop) of 3500 MHz spectrum for $2.07 billion, of which 20% will be paid in Q3 2021. The remaining balance will be paid in Q4 2021, at which time Bell Mobility will acquire these 271 licenses.

Contingency

As part of its ongoing review of wholesale Internet rates, on October 6, 2016, the Canadian Radio-television and Telecommunications Commission (CRTC) significantly reduced, on an interim basis, some of the wholesale rates that Bell Canada and other major providers charge for access by third-party Internet resellers to fibre-to-the-node (FTTN) or cable networks, as applicable. On August 15, 2019, the CRTC further reduced the wholesale rates that Internet resellers pay to access network infrastructure built by facilities-based providers like Bell Canada, with retroactive effect back to March 2016.
The August 2019 decision was stayed, first by the Federal Court of Appeal and then by the CRTC, with the result that it never came into effect. In response to review and vary applications filed by each of Bell Canada, five major cable carriers (Cogeco Communications Inc., Bragg Communications Inc. (Eastlink), Rogers Communications Inc., Shaw Communications Inc. and Videotron Ltée) and Telus Communications Inc., the CRTC issued Decision 2021-182 on May 27, 2021, which mostly re-instated the rates prevailing prior to August 2019 with some reductions to the Bell Canada rates with retroactive effect to March 2016. As a result, in Q2 2021, we recorded a reduction in revenue of $44 million in our consolidated income statements.
While there remains a requirement to refund monies to third-party Internet resellers, the establishment of final wholesale rates that are similar to those prevailing since 2019 reduces the impact of the CRTC’s long-running review of wholesale Internet rates and ensures a better climate for much-needed investment in advanced networks. The decision is being challenged by at least one reseller, TekSavvy Solutions Inc. (TekSavvy), before the Federal Court of Appeal, where TekSavvy seeks leave to appeal the decision, and in at least two petitions brought by TekSavvy and the Canadian Network Operators Consortium Inc. before Cabinet to overturn the decision.